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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                  JUNE 24, 1998

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                                 Date of Report
                        (Date of earliest event reported)

                 HARTFORD LIFE, INC.                                        HARTFORD LIFE CAPITAL I
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(Exact name of registrant as specified in its charter)    (Exact name of registrant as specified in Trust Agreements)

                         DELAWARE                                                 DELAWARE
  -----------------------------------------------------   ----------------------------------------------------------
(State of incorporation or organization of registrant)     (State of incorporation or organization of registrant)

                         06-1470915                                            TO BE APPLIED FOR
         ----------------------------------------               --------------------------------------------
           (I.R.S. Employer Identification No.)                     (I.R.S. Employer Identification No.)

                                C/O LYNDA GODKIN
                        VICE PRESIDENT & GENERAL COUNSEL
                               HARTFORD LIFE, INC.
                              200 HOPMEADOW STREET
                                  SIMSBURY, CT
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           (Address of principal executive offices of each registrant)

                                      06089
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                                   (Zip Code)

                                 (860) 843-7716
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              (Registrants' telephone number, including area code)

                                      NONE
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

           On June 24, 1998, Hartford Life, Inc. and Hartford Life Capital I entered into an Underwriting Agreement with Salomon Smith Barney, Smith Barney Inc., A.G. Edwards & Sons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PaineWebber Incorporated, a copy of which is attached hereto.


Item 7(c).  Exhibits.

           Underwriting Agreement, dated June 24, 1998.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HARTFORD LIFE, INC.


 July 7, 1998                 By:  /s/ Lynda Godkin
      (Date)                        Name:  Lynda Godkin
                                    Title:  Vice President and General Counsel



                              HARTFORD LIFE CAPITAL I
                              By:   HARTFORD LIFE INC., as Sponsor


 July 7, 1998                 By:  /s/ Lynda Godkin
      (Date)                        Name:  Lynda Godkin
                                    Title:  Vice President and General Counsel


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                                  EXHIBIT INDEX



Exhibit                            Description
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1.1                                Underwriting Agreement, dated June 24, 1998.



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